Exhibit 99.1

The Manitowoc Company Reports Second-Quarter 2020 Financial Results

Manitowoc reports Net Sales of $328.3 million; Adjusted EBITDA(1) of $7.8 million

Company to Host Earnings Call on Thursday, August 6th, at 10:00 a.m. ET

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW), (the “Company” or “Manitowoc”) a leading global manufacturer of cranes and lifting solutions, today reported a second-quarter net loss of $12.7 million, or $0.37 per diluted share. Second-quarter adjusted net loss(1) of $16.2 million, or $0.47 per diluted share, declined $49.7 million year-over-year.

Net sales in the second quarter, 2020 decreased 35% year-over-year to $328.3 million. The COVID-19 pandemic coupled with weak economic activity impacted demand in all regions.  Adjusted EBITDA(1) of $7.8 million, or 2.4% of sales, declined $45.5 million mainly due to the sales decline and reduced manufacturing activity in the quarter.

Second-quarter orders of $237.8 million declined 36.1% from the prior year. Backlog as of June 30, 2020 totaled $430.5 million, a decrease of 17% from March 31, 2020.

“Our second-quarter adjusted EBITDA of $7.8 million reflected good operational performance and was in line with our expectations, considering the vast challenges posed by the ongoing COVID-19 pandemic. I am proud of our team’s resilience as we continue to operate with excellence and meet our customers’ expectations, while protecting the well-being of our employees and partnering with our supply chain during this global pandemic,” commented Aaron H. Ravenscroft, President and Chief Executive Officer of The Manitowoc Company, Inc.

“During our 117-year history, we have endured several unforeseen crises, and I am confident we will successfully navigate this one as evidenced by our prudent cash management and ample liquidity of $375 million. The strengths that are core to Manitowoc's business – our people, our products and brands, our network and our operational excellence – guide every decision we make and position us for success when demand returns,” concluded Ravenscroft.

2020 Outlook

As a result of the significant uncertainty around the future impact that COVID-19 will have on the Company’s end market demand and supply chain, full year 2020 guidance is not being provided.

CEO Succession Plan

In a separate release issued today, the Company announced that Aaron H. Ravenscroft, formerly the Company’s Executive Vice President of Cranes, has been appointed President and CEO, and a member of the Board of Directors, effective immediately. Mr. Ravenscroft succeeds Barry L. Pennypacker, who is stepping down from his role as President and Chief Executive Officer and as a member of the Board as part of the Company’s leadership transition plan. Mr. Pennypacker will continue to serve the Company in an advisory role through December 31, 2020, to ensure a smooth transition.

Investor Conference Call – New Date and Time

The Manitowoc Company will now host a conference call for security analysts and institutional investors to discuss its second-quarter earnings results on Thursday, August 6th, 2020, at 10:00 a.m. ET (9:00 a.m. CT). A live audio webcast of the call, along with the related presentation, published in conjunction with this press release, can be accessed in the Investor Relations section of Manitowoc’s website at www.manitowoc.com. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

The Manitowoc Company, Inc. was founded in 1902 and has over a 117-year tradition of providing high-quality, customer-focused products and support services to its markets. Manitowoc is one of the world's leading providers of engineered lifting solutions. Manitowoc, through its wholly-owned subsidiaries, designs, manufactures, markets, and supports comprehensive product lines of mobile telescopic cranes, tower cranes, lattice-boom crawler cranes and boom trucks under the Grove, Manitowoc, National Crane, Potain, Shuttlelift and Manitowoc Crane Care brand names.

Footnote

(1)Adjusted net income (loss), diluted adjusted net income (loss) per share, adjusted EBITDA, adjusted operating income (loss), adjusted operating cash flows and free cash flows are financial measures that are not in accordance with GAAP. For a reconciliation to the comparable GAAP numbers please see schedule of “Non-GAAP Financial Measures” at the end of this press release. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•

The negative impacts COVID-19 has had and will continue to have on our business, financial condition, cash flows, results of operations and supply chain, as well as customer demand (including future uncertain impacts);

•	actions of competitors;
•	changes in economic or industry conditions generally or in the markets served by Manitowoc;
•

unanticipated changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies, and changes in demand for used lifting equipment;

•	geographic factors and political and economic conditions and risks;
•	the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;
•	government approval and funding of projects and the effect of government-related issues or developments;
•	unanticipated changes in capital and financial markets;
•	unanticipated changes in revenues, margins and costs;
•	the ability to increase operational efficiencies across Manitowoc and to capitalize on those efficiencies;
•	the ability to significantly improve profitability; and
•

risks and factors detailed in Manitowoc's 2019 Annual Report on Form 10-K, as such were previously supplemented and amended in Manitowoc’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented and amended in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020.

THE MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

For the three and six months ended June 30, 2020 and 2019

(In millions, except per share and share amounts)

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net sales	$328.3	$504.7	$657.5	$922.7
Cost of sales	279.9	409.5	545.9	747.3
Gross profit	48.4	95.2	111.6	175.4
Operating costs and expenses:
Engineering, selling and administrative expenses	49.7	50.5	105.6	109.9
Amortization of intangible assets	0.1	0.1	0.2	0.2
Restructuring expense	0.2	2.7	1.7	7.2
Total operating costs and expenses	50.0	53.3	107.5	117.3
Operating income (loss)	(1.6)	41.9	4.1	58.1
Other income (expense):
Interest expense	(7.2)	(7.5)	(14.4)	(18.4)
Amortization of deferred financing fees	(0.3)	(0.4)	(0.7)	(0.8)
Loss on debt extinguishment	—	—	—	(25.0)
Other income (expense) - net	(2.9)	15.9	(6.9)	12.6
Total other income (expense)	(10.4)	8.0	(22.0)	(31.6)
Income (loss) before income taxes	(12.0)	49.9	(17.9)	26.5
Provision for income taxes	0.7	3.9	2.6	7.2
Net income (loss)	$(12.7)	$46.0	$(20.5)	$19.3

Per Share Data
Basic income (loss) per common share	$(0.37)	$1.29	$(0.59)	$0.54

Diluted income (loss) per common share	$(0.37)	$1.29	$(0.59)	$0.54

Weighted average shares outstanding - basic	34,519,889	35,595,718	34,827,582	35,619,145
Weighted average shares outstanding - diluted	34,519,889	35,725,908	34,827,582	35,799,089

THE MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

As of June 30, 2020 and December 31, 2019

(In millions, except share amounts)

CONSOLIDATED BALANCE SHEETS

	June 30, 2020	December 31, 2019
Assets
Current Assets:
Cash and cash equivalents	$128.3	$199.3
Accounts receivable, less allowances of $9.4 and $7.9, respectively	171.9	168.3
Inventories — net	534.5	461.4
Notes receivable — net	14.0	17.4
Other current assets	33.0	26.0
Total current assets	881.7	872.4

Property, plant and equipment — net	277.8	289.9
Operating lease right-of-use assets	42.8	47.6
Goodwill	232.0	232.5
Other intangible assets — net	115.9	116.3
Other non-current assets	54.7	59.0
Total assets	$1,604.9	$1,617.7
Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$332.6	$340.8
Short-term borrowings and current portion of long-term debt	4.3	3.8
Product warranties	45.8	47.2
Customer advances	15.8	25.8
Other liabilities	22.2	23.3
Total current liabilities	420.7	440.9
Non-Current Liabilities:
Long-term debt	356.9	308.4
Operating lease liabilities	33.3	37.6
Deferred income taxes	4.3	5.5
Pension obligations	83.7	86.4
Postretirement health and other benefit obligations	15.6	16.4
Long-term deferred revenue	27.4	30.3
Other non-current liabilities	47.3	46.3
Total non-current liabilities	568.5	530.9
Stockholders' Equity:
Preferred stock (authorized 3,500,000 shares of $.01 par value; none outstanding)	—	—
Common stock (75,000,000 shares authorized, 40,793,983 shares issued, 34,521,063 and 35,374,537 shares outstanding, respectively)	0.4	0.4
Additional paid-in capital	596.0	592.2
Accumulated other comprehensive loss	(124.1)	(121.0)
Retained earnings	215.5	236.2
Treasury stock, at cost (6,272,920 and 5,419,446 shares, respectively)	(72.1)	(61.9)
Total stockholders' equity	615.7	645.9
Total liabilities and stockholders' equity	$1,604.9	$1,617.7

THE MANITOWOC COMPANY, INC.

Unaudited Consolidated Financial Information

For the three and six months ended June 30, 2020 and 2019

(In millions)

CONSOLIDATED STATEMENT OF CASH FLOWS

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Cash Flows from Operating Activities:
Net income (loss)	$(12.7)	$46.0	$(20.5)	$19.3
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation	9.1	8.6	18.1	17.4
Amortization of intangible assets	0.1	0.1	0.2	0.2
Amortization of deferred financing fees	0.3	0.4	0.7	0.8
Loss on debt extinguishment	—	—	—	25.0
(Gain) loss on sale of property, plant and equipment	0.1	(0.4)	—	—
Other	2.5	2.3	5.9	6.0
Changes in operating assets and liabilities
Accounts receivable	(0.8)	(26.9)	(6.4)	(222.6)
Inventories	15.1	(12.0)	(73.4)	(106.5)
Notes receivable	3.0	(2.3)	5.6	(2.3)
Other assets	(4.8)	12.0	(6.4)	26.1
Accounts payable	(34.6)	(4.5)	(6.5)	22.1
Accrued expenses and other liabilities	2.5	8.6	(16.0)	(20.9)
Net cash provided by (used for) operating activities	(20.2)	31.9	(98.7)	(235.4)
Cash Flows from Investing Activities:
Capital expenditures	(4.4)	(5.3)	(8.0)	(9.7)
Proceeds from fixed assets	—	—	0.1	4.8
Cash receipts on sold accounts receivable	—	—	—	126.3
Net cash provided by (used for) investing activities	(4.4)	(5.3)	(7.9)	121.4
Cash Flows from Financing Activities:
Proceeds from revolving credit facility	50.0	24.8	50.0	82.8
Payments on revolving credit facility	—	(57.8)	—	(82.8)
Payments on long-term debt	—	—	—	(276.6)
Proceeds from long-term debt	—	—	—	300.0
Other debt - net	(1.0)	3.1	(1.5)	1.9
Debt issuance costs	—	(2.6)	—	(8.2)
Exercise of stock options	—	—	0.1	0.1
Common stock repurchases	—	(7.4)	(12.0)	(7.4)
Net cash provided by (used for) financing activities	49.0	(39.9)	36.6	9.8
Effect of exchange rate changes on cash and cash equivalents	0.3	(0.7)	(1.0)	(1.1)
Net increase (decrease) in cash and cash equivalents	$24.7	$(14.0)	$(71.0)	$(105.3)

Non-GAAP Financial Measures

Non-GAAP Items

Adjusted net income (loss), adjusted EBITDA, adjusted operating income (loss), adjusted operating cash flows and free cash flows are financial measures that are not in accordance with GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance.

Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss)
(in millions, except per share amounts)
	Three Months Ended June 30,
	2020			2019
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$48.4	$—	$48.4	$95.2	$—	$95.2
Engineering, selling and administrative expenses	(49.7)	—	(49.7)	(50.5)	—	(50.5)
Amortization of intangible assets	(0.1)	—	(0.1)	(0.1)	—	(0.1)
Restructuring expense (1)	(0.2)	0.2	—	(2.7)	2.7	—
Operating income (loss)	(1.6)	0.2	(1.4)	41.9	2.7	44.6
Interest expense	(7.2)	—	(7.2)	(7.5)	—	(7.5)
Amortization of deferred financing fees	(0.3)	—	(0.3)	(0.4)	—	(0.4)
Other income (expense) - net (2)	(2.9)	—	(2.9)	15.9	(15.5)	0.4
Income (loss) before income taxes	(12.0)	0.2	(11.8)	49.9	(12.8)	37.1
(Provision) benefit for income taxes (3)	(0.7)	(3.7)	(4.4)	(3.9)	0.3	(3.6)
Net income (loss)	$(12.7)	$(3.5)	$(16.2)	$46.0	$(12.5)	$33.5

Diluted net income (loss) per share	$(0.37)		$(0.47)	$1.29		$0.94

(1)	The adjustments in 2020 and 2019 represent the add back of restructuring related charges.
(2)	The adjustment in 2019 represents the removal of a gain associated with the settlement of a legal matter.
(3)

The adjustments in 2020 represent the net income tax impacts of item (1) and the removal of an income tax benefit related to the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). The adjustments in 2019 represent the net income tax impact of items (1) and (2).

	Six Months Ended June 30,
	2020			2019
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$111.6	$—	$111.6	$175.4	$—	$175.4
Engineering, selling and administrative expenses	(105.6)	—	(105.6)	(109.9)	—	(109.9)
Amortization of intangible assets	(0.2)	—	(0.2)	(0.2)	—	(0.2)
Restructuring expense (1)	(1.7)	1.7	—	(7.2)	7.2	—
Operating income	4.1	1.7	5.8	58.1	7.2	65.3
Interest expense	(14.4)	—	(14.4)	(18.4)	—	(18.4)
Amortization of deferred financing fees	(0.7)	—	(0.7)	(0.8)	—	(0.8)
Loss on debt extinguishment (2)	—	—	—	(25.0)	25.0	—
Other income (expense) - net (3)	(6.9)	—	(6.9)	12.6	(15.5)	(2.9)
Income (loss) before income taxes	(17.9)	1.7	(16.2)	26.5	16.7	43.2
(Provision) benefit for income taxes (4)	(2.6)	(3.7)	(6.3)	(7.2)	0.4	(6.8)
Net income (loss)	$(20.5)	$(2.0)	$(22.5)	$19.3	$17.1	$36.4

Diluted income (loss) per share	$(0.59)		$(0.65)	$0.54		$1.02

(1)	The adjustments in 2020 and 2019 represent the add back of restructuring related charges.
(2)	The adjustment in 2019 represents the removal of charges related to the Company’s refinancing of its Asset Based Lending Revolving Credit Facility and senior secured second lien notes.
(3)	The adjustment in 2019 represents the removal of a gain associated with the settlement of a legal matter.
(4)

The adjustments in 2020 represent the net income tax impacts of item (1) and the removal of an income tax benefit related to the CARES Act. The adjustments in 2019 represent the net income tax impact of items (1) through (3).

Adjusted Operating Cash Flows and Free Cash Flows
(In millions)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net cash provided by (used for) operating activities	$(20.2)	$31.9	$(98.7)	$(235.4)
Cash receipts on sold accounts receivable	—	—	—	126.3
Net payments on accounts receivable securitization program	—	—	—	75.0
Adjusted operating cash flows	(20.2)	31.9	(98.7)	(34.1)
Capital expenditures	(4.4)	(5.3)	(8.0)	(9.7)
Free cash flows	$(24.6)	$26.6	$(106.7)	$(43.8)

Adjusted EBITDA and Adjusted Operating Income (Loss)

The Company defines adjusted EBITDA as earnings before interest, income taxes, depreciation and amortization, plus an addback of certain restructuring and other charges. The reconciliation of net income (loss) to adjusted EBITDA and operating income (loss) to adjusted operating income (loss) for the three and six months ended June 30, 2020 and 2019 and trailing twelve months, is as follows. All dollar amounts are in millions of dollars:

	Three Months Ended June 30,		Six Months Ended June 30,		Trailing Twelve
	2020	2019	2020	2019	Months
Net income (loss)	$(12.7)	$46.0	$(20.5)	$19.3	$6.8
Interest expense and amortization of deferred financing fees	7.5	7.9	15.1	19.2	30.1
Provision for income taxes	0.7	3.9	2.6	7.2	7.8
Depreciation expense	9.1	8.6	18.1	17.4	35.7
Amortization of intangible assets	0.1	0.1	0.2	0.2	0.3
EBITDA	4.7	66.5	15.5	63.3	80.7
Restructuring expense	0.2	2.7	1.7	7.2	4.3
Loss on debt extinguishment	—	—	—	25.0	—
Other non-recurring charges (1)	—	—	—	—	3.1
Other (income) expense - net (2)	2.9	(15.9)	6.9	(12.6)	9.7
Adjusted EBITDA	7.8	53.3	24.1	82.9	97.8
Depreciation expense	(9.1)	(8.6)	(18.1)	(17.4)	(35.7)
Amortization of intangible assets	(0.1)	(0.1)	(0.2)	(0.2)	(0.3)
Adjusted operating income (loss)	(1.4)	44.6	5.8	65.3	61.8
Restructuring expense	(0.2)	(2.7)	(1.7)	(7.2)	(4.3)
Other non-recurring charges	—	—	—	—	(3.1)
Operating income (loss)	$(1.6)	$41.9	$4.1	$58.1	$54.4

Adjusted EBITDA margin percentage	2.4%	10.6%	3.7%	9.0%	6.2%
Adjusted operating income (loss) margin percentage	(0.4)%	8.8%	0.9%	7.1%	3.9%

(1)

Other non-recurring charges includes losses from a long-term note receivable resulting from the 2014 divestiture of the Company’s Chinese joint venture and other charges included in engineering, selling and administrative expenses in the third and fourth quarter 2019.

(2)

Other (income) expense - net includes the settlement of a legal matter in 2019, along with net foreign currency gains (losses), other components of net periodic pension costs and other miscellaneous items recorded in 2020 and 2019.

For more information:

Ion Warner

VP, Marketing and Investor Relations

+1 414-760-4805